Inventories	12 Months Ended
Jun. 30, 2023
Inventories [Abstract]
Inventories	Inventories
Accounting policy
Inventories, which include bullion on hand, gold-in-process, gold in lock-up, ore stockpiles and consumables, are measured at the lower of cost and net realisable value. Net realisable value is assessed at each reporting date and is determined with reference to relevant market prices.

The cost of bullion, gold-in-process and gold in lock-up is determined by reference to production cost, including amortisation and depreciation at the relevant stage of production. Ore stockpiles are valued at average production cost. Stockpiles and gold in lock-up are classified as non-current assets where the stockpile's volume exceeds current processing capacity and where a portion of static gold in lock-up is expected to be recovered more than 12 months after balance sheet date.

Gold-in-process inventories represent materials that are currently in the process of being converted to a saleable product. In-process material is measured based on assays of the material fed to process and the projected recoveries at the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine or stockpile plus the in-process conversion costs, including the applicable depreciation relating to the process facility, incurred to that point in the process. Gold-in-process includes gold in lock-up, which is generally measured from the plants onwards. Gold in lock-up is expected to be extracted when plants are demolished at the end of their useful lives, which is largely dependent on the estimated useful life of the operations feeding the plants.

At the group’s open pit operations, gold-in-process represents production in broken ore form.

Consumables are valued at weighted average cost value after appropriate allowances for slow-moving and redundant items.

Critical accounting estimates and judgements
Judgement is applied in estimating the provision for stock obsolescence. The provision is recognised on items not considered critical as a percentage of the value of the inventory, depending on the period elapsed since the inventory was purchased or issued. Inventory held for longer than five years is written down to zero unless there is sufficient evidence of a recoverable amount.

	SA Rand
Figures in million	2023	2022
Gold in lock-up	138	136
Gold-in-process, ore stockpiles and bullion on hand	1 095	1 054
Consumables at weighted average cost (net of provision) (a)	2 170	1 764
Total inventories	3 403	2 954
Non-current portion of gold in lock-up and gold-in-process included in Other non-current assets	(138)	(136)
Total current portion of inventories	3 265	2 818
Included in the balance above is:
Inventory valued at net realisable value	138	136

(a)The increase year on year is mainly due to an increase in key components of operations at Hidden Valley, predominantly diesel, as a result of higher volumes held to support the increased production. The weakening of the Rand/A$ exchange rate further increased the translated balance year on year for South-east Asia.

During the year, an increase of R85 million (2022: R115 million increase) to the provision for slow-moving and redundant stock was made. The total provision at 30 June 2023 was R492 million (2022: R407 million).